SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) June 26, 2002



                            The X-Change Corporation
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             (Exact name of registrant as specified in its charter)


Nevada                              0-41703                        43-1594165
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(State of other                    (Commission                    (IRS Employer
jurisdiction of                    File Number)                   Identification
incorporation)                                                        Number)




            36 West 44th Street, Suite 1201, New York, New York 10036
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (646) 728-7023



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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

c)       Exhibits.  The following exhibit is filed with this document:

  Exhibit Number                                             Description

        99.1 Revised and updated description of the business of the Company, its proposed annual meeting for 2002 and disclosure of the security ownership of certain beneficial owners and management.


ITEM 9.  REGULATION FD DISCLOSURE.

         A revised and updated description of the business of the Company, its proposed annual meeting for 2002 and disclosure of the security ownership of certain beneficial owners and management is furnished as Exhibit 99.1.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   The X-Change Corporation



                                   By:   /s/ K. Richard B. Niehoff
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                                   Title:  Chief Executive Officer
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Date: June 26, 2002